UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-08560

                                     GAMCO International Growth Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

GAMCO International Growth Fund, Inc. Third Quarter Report — September 30, 2013	Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the quarter ended September 30, 2013, the net asset value (“NAV”) per Class AAA Share of the GAMCO International Growth Fund, Inc. increased 10.5% compared with an increase of 11.6% for the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and the Far East (“EAFE”) Index. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2013.

Comparative Results

Average Annual Returns through September 30, 2013 (a) (Unaudited)					Since
					Inception
	Quarter	1 Year	5 Year	10 Year	(6/30/95)
Class AAA (GIGRX)	10.52%	15.99%	9.06%	8.09%	7.27%
MSCI EAFE Index	11.56	23.77	6.35	8.01	5.34
Lipper International Large-Cap Growth Fund Average	9.67	19.18	6.98	7.99	N/A
Lipper International Multi-Cap Growth Fund Average	9.60	19.75	7.97	9.39	7.16
Class A (GAIGX)	10.52	16.08	9.14	8.14	7.37
With sales charge (b)	4.16	9.40	7.86	7.50	7.02
Class C (GCIGX)	10.34	15.18	8.25	7.31	6.66
With contingent deferred sales charge (c)	9.34	14.18	8.25	7.31	6.66
Class I (GIIGX)	10.62	16.36	9.37	8.27	7.36

In the current prospectus dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 2.14%, 2.14%, 2.89%, and 1.89%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on July 25, 2001, December 17, 2000, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI EAFE Index is an unmanaged indicator of international stock market performance, while the Lipper International Large-Cap Growth Fund Average and the Lipper International Multi-Cap Growth Fund Average reflect the average performance of mutual funds classified in these particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

GAMCO International Growth Fund, Inc.

Schedule of Investments — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 99.6%
	CONSUMER STAPLES — 21.4%
6,000	Associated British Foods plc	$182,224
9,000	British American Tobacco plc	477,392
4,500	Danone SA	338,727
29,700	Diageo plc	944,803
3,000	FamilyMart Co. Ltd.	129,559
5,800	Heineken NV	411,080
2,000	Henkel AG & Co. KGaA	177,142
18,300	Japan Tobacco Inc.	657,195
3,000	L’Oreal SA	515,233
10,600	Nestlé SA	741,361
4,000	Pernod Ricard SA	496,713
50,000	Super Group Ltd./Singapore	168,985
7,000	Toyo Suisan Kaisha Ltd.	204,954
8,800	Unicharm Corp.	512,986
7,700	Wesfarmers Ltd.	295,449

	TOTAL CONSUMER STAPLES	6,253,803

	CONSUMER DISCRETIONARY — 21.2%
8,100	Accor SA	336,852
3,500	Christian Dior SA	686,335
11,500	Compagnie Financiere Richemont SA	1,152,098
1,500	Fast Retailing Co. Ltd.	562,338
104,000	Genting Berhad	331,830
8,000	Hennes & Mauritz AB, Cl. B	347,426
6,000	Honda Motor Co. Ltd.	227,987
4,000	Liberty Global plc, Cl. C†	301,720
7,300	Naspers Ltd., Cl. N	675,044
22,000	Rakuten Inc.	332,367
7,000	The Swatch Group AG	789,517
22,200	WPP plc	456,435

	TOTAL CONSUMER DISCRETIONARY	6,199,949

	INDUSTRIALS — 14.4%
30,624	CNH Industrial NV†	382,800
18,000	Experian plc	342,982
3,600	FANUC Corp.	593,682
13,900	Jardine Matheson Holdings Ltd.	763,110
21,500	Komatsu Ltd.	533,481
25,000	Mitsui & Co. Ltd.	362,684
11,000	Nabtesco Corp.	267,684
2,900	SMC Corp.	688,601
7,100	The Weir Group plc	267,816

	TOTAL INDUSTRIALS	4,202,840

	MATERIALS — 11.1%
6,850	Agnico Eagle Mines Ltd.	181,320
1,300	Air Liquide SA	181,059
13,110	BHP Billiton plc	386,275
4,300	Chr Hansen Holding A/S	152,248
116,815	Glencore Xstrata plc	636,743
13,700	Newcrest Mining Ltd.	147,494

Shares		Market Value
14,925	Rio Tinto plc	$730,424
6,000	Shin-Etsu Chemical Co. Ltd.	366,244
1,175	Syngenta AG	479,952

	TOTAL MATERIALS	3,261,759

	HEALTH CARE — 10.9%
5,000	Bayer AG	589,572
20,000	Elekta AB, Cl. B	321,783
9,300	Novartis AG	714,712
900	Novo Nordisk A/S, Cl. B	152,800
4,100	Roche Holding AG, Genusschein	1,105,756
23,400	Smith & Nephew plc	292,074

	TOTAL HEALTH CARE	3,176,697

	FINANCIALS — 10.6%
20,000	Cheung Kong (Holdings) Ltd.	304,542
24,300	Hang Seng Bank Ltd.	396,337
49,600	Hongkong Land Holdings Ltd.	327,360
23,000	Kinnevik Investment AB, Cl. B	796,287
30,000	Mitsubishi UFJ Financial Group Inc.	191,363
9,200	Schroders plc	383,669
8,000	Standard Chartered plc	191,808
4,000	Sumitomo Mitsui Financial Group Inc.	193,092
114,700	Swire Properties Ltd.	321,655

	TOTAL FINANCIALS	3,106,113

	ENERGY — 5.1%
19,000	BG Group plc	363,113
25,600	BP plc	179,494
3,400	Imperial Oil Ltd.	149,296
3,000	Schlumberger Ltd.	265,080
10,100	Statoil ASA, ADR	229,068
19,000	Tullow Oil plc	314,975

	TOTAL ENERGY	1,501,026

	INFORMATION TECHNOLOGY — 4.4%
6,100	Canon Inc.	194,242
2,000	Keyence Corp.	757,923
60,000	Yahoo! Japan Corp.	339,997

	TOTAL INFORMATION TECHNOLOGY	1,292,162

	TELECOMMUNICATION SERVICES — 0.5%
7,000	Vivendi SA	161,037

	TOTAL COMMON STOCKS	29,155,386

See accompanying notes to schedule of investments.

GAMCO International Growth Fund, Inc.

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.4%
$115,000	U.S. Treasury Bills, 0.020%††, 03/06/14	$114,994

	TOTAL INVESTMENTS — 100.0% (Cost $20,740,412)	$29,270,380

	Aggregate tax cost	$20,740,568

	Gross unrealized appreciation	$9,366,859
	Gross unrealized depreciation	(837,047)

	Net unrealized appreciation/depreciation	$8,529,812

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
Europe	59.5%	$17,409,785
Japan	24.3	7,116,379
Asia/Pacific	10.4	3,056,763
North America	3.5	1,012,409
South Africa	2.3	675,044

	100.0%	$29,270,380

See accompanying notes to schedule of investments.

GAMCO International Growth Fund, Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities, which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

GAMCO International Growth Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 9/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Materials	$ 3,114,265	$147,494	$ 3,261,759
Other Industries (a)	25,893,627	—	25,893,627

Total Common Stocks	29,007,892	147,494	29,155,386

U.S. Government Obligations	—	114,994	114,994

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$29,007,892	$262,488	$29,270,380

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

During the nine months ended September 30, 2013, foreign common stock was transferred from Level 2 to Level 1 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred between Level 2 to Level 1 during this period amounted to $22,498,467, or 75% of total investments as of December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2013 or December 31, 2012.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

GAMCO International Growth Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

GAMCO International Growth Fund, Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

GAMCO INTERNATIONAL GROWTH FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO INTERNATIONAL GROWTH FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President, Secretary, and
Chief Executive Officer,	Acting Chief Compliance
GAMCO Investors, Inc.	Officer

Anthony J. Colavita	Agnes Mullady
President,	Treasurer
Anthony J. Colavita, P.C.
DISTRIBUTOR
Werner J. Roeder, MD	G.distributors, LLC
Medical Director,
Lawrence Hospital	CUSTODIAN, TRANSFER
AGENT, AND DIVIDEND
Anthonie C. van Ekris	DISBURSING AGENT
Chairman, BALMAC International, Inc. Salvatore J. Zizza Chairman, Zizza & Associates Corp.	State Street Bank and Trust
Company
LEGAL COUNSEL
Paul Hastings LLP

This report is submitted for the general information of the shareholders of the GAMCO International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB009Q313QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO International Growth Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/21/2013

*  Print the name and title of each signing officer under his or her signature.